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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: MARCH 3, 1998
               DATE OF EARLIEST EVENT REPORTED: FEBRUARY 10, 1998



                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)


              MICHIGAN                                   38-2383282
  (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                     Identification No.)

1000 WINTER STREET, SUITE 4300N, WALTHAM, MA                 02154
(Address of principal executive offices)                  (Zip Code)



                                  617-466-6611
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On February 10, 1998, Primark reported financial results for the year ending December 31, 1997. Including the results of the Company's TASC, Inc. unit, income from continuing operations for 1997 was $22.3 million or $0.80 per share, compared to 1996 results of $25.3 million or $0.94 per share. The full year results reflect $0.22 per share of restructuring charges recorded through June of 1997. Income from continuing operations for the fourth quarter was $9.0 million or $0.32 per share compared to 1996 fourth quarter income from continuing operations of $5.7 million or $0.20 per share.

Primark reported revenues of $218.3 million and $835.8 million for the three and twelve month periods, representing a 19.7% increase over the same quarter last year and a 26.5% increase over 1996's full year results. These high growth rates reflect positive impacts from acquisitions within the past twelve months, increased demand from the financial information market and strong revenues from the Company's information technology businesses.

Primark stated that had the financial results of TASC, together with its proportional share of interest costs, been classified as discontinued operations, revenues for 1997 would have been reported as $397.9 million for the year and $103.1 million for the quarter, a 43.6% and 22.4% increase over the 1996 comparable periods. Likewise, income from continuing operations for 1997 would have been $7.0 million or $0.25 per share compared to restated 1996 results of $12.5 million or $0.46 per share, with much of the decline due to DAFSA. The fourth quarter, again excluding TASC and the proportional interest costs, would have reflected income from continuing operations of $5.2 million or $0.19 per share compared to restated 1996 results of $3.3 million or $0.12 per share.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS
Financial statements are not required and therefore have not been filed with this Form 8-K.

EXHIBITS

 Exhibit
 Number     Description
--------    -----------

  99.1 Primark Corporation's December 31, 1997 Unaudited Condensed Consolidated Statements of Income and Financial Position (including the operations of TASC) as reported in its February 10, 1998 Press Release.


  99.2 Primark Corporation's December 31, 1997 Unaudited Condensed Consolidated Statements of Income (excluding the operations of TASC) as reported in its February 10, 1998 Press Release.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PRIMARK CORPORATION

Date: March 3, 1998                        By: /s/ STEPHEN H. CURRAN
                                           -------------------------
                                               Stephen H. Curran
                                           Executive Vice President and
                                             Chief Financial Officer
                                           (Principal Financial Officer)